SECOND MODIFICATION OF AMENDED AND RESTATED
                  REVOLVING CREDIT LOAN AND SECURITY AGREEMENT

     This Second Modification of Amended and Restated Revolving Credit Loan and Security Agreement (this "Second Modification") dated as of May 19, 1998 (the "Effective Date"), amends the Amended and Restated Revolving Credit Loan and Security Agreement dated as of July 10, 1996, as amended September 26, 1996, by and among DIXON TICONDEROGA COMPANY, a Delaware corporation ("DTC"), and DIXON TICONDEROGA INC., an Ontario corporation ("DTI"; DTC and DTI, are collectively referred to hereinafter as the "Borrower"), the Lenders named therein and FIRST UNION COMMERCIAL CORPORATION, a North Carolina corporation ("FUCC"), as Agent for the Lenders (in its capacity as Agent, the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower has entered into an Amended and Restated Revolving Credit Loan and Security Agreement, dated as of July 10, 1996, as amended September 26, 1996 (said Agreement as it may be further amended, restated or otherwise modified from time to time, being hereinafter called the "Revolving Credit Agreement"), pursuant to which the Lenders extended financial accommodations to Borrower in the form of a $40,000,000 revolving line of credit and letter of credit facility in accordance with, and subject to, the terms and conditions of the Revolving Credit Agreement; and

     WHEREAS, the Borrower has requested that the revolving line of credit under the Revolving Credit Agreement be increased to $45,000,000 and the Lenders have agreed to such increase.

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     SECTION 1.     Defined Terms.  Capitalized terms used in this Second
                    -------------
Modification and not otherwise defined herein, shall have the meanings ascribed to them in the Revolving Credit Agreement.

     SECTION 2.  Amendment to Definitions.  Section 1 (Definitions) of the
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Revolving Credit Agreement is amended by amending the following definition to read in its entirety as follows:

     "Revolving Credit Commitment" shall mean the commitments of each of the Lenders pursuant to Section 2.1 hereof to make the Revolving Credit Loans to the
                    -----------
Borrower, to wit: FUCC, $22,649,625 or 50.3325% of the Revolving Credit Loans; BankBoston, $14,906,250 or 33.125% of the Revolving Credit Loans; and NBC, $7,444,125 or 16.5425% of the Revolving Credit Loans.

     SECTION 3.  Additional Amendments to Definitions.  Subsection (m) of the
                 ------------------------------------
definition of "Eligible Accounts" in Section 1 is deleted and subsections (f),
(g), (h) and (l) of such definition are amended in their entirety so that such subsections now read as follows:

     (f) For all Educational Supplies Distributor Accounts, the Account is evidenced by an invoice in form acceptable to the Lender and has not remained unpaid for a period exceeding sixty (60) days after the due date of such invoice or 300 days from the invoice date of such invoice.

     (g) For all Mass Market Accounts, the Account is evidenced by an invoice in form acceptable to the Lender and has not remained unpaid for a period exceeding sixty (60) days from due date.

     (h) For all Non-Dated Accounts, the Account is evidenced by an invoice in form acceptable to the Lender and has not remained unpaid for a period exceeding sixty (60) days after the due date for such invoice;

     (l) The Account is not due from an Account Debtor fifty percent (50%) or more of whose Accounts are ineligible pursuant to the other subsections of this definition;

     SECTION 4. Amendments to Section 2.1.  Section 2.1 (Revolving Line of
                -------------------------                -----------------
Credit) of the Revolving Credit Agreement is amended by replacing the reference
------
to "Forty Million U.S. Dollars ($40,000,000)" with a reference to "Forty-Five Million U.S. Dollars ($45,000,000)".

     SECTION 5.  Amendments to Section 2.2.  Section 2.2 (Maximum Revolving
                 -------------------------                -----------------
Credit Facility) of the Revolving Credit Agreement is amended by replacing the
---------------
reference to "Forty Million U.S. Dollars ($40,000,000)" with a reference to "Forty-Five Million U.S. Dollars ($45,000,000)".

     SECTION 6.  Amendments to Exhibits.  Exhibit A, Exhibit C, Exhibit F-1,
                 ----------------------   ---------  ---------  -----------
Exhibit F-2 and Exhibit F-3 of the Revolving Credit Agreement are deleted and
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replaced with Exhibit A, Exhibit C, Exhibit F-1, Exhibit F-2 and Exhibit F-3,
              ---------  ---------  -----------  -----------     -----------
respectively, attached hereto.

     SECTION 7.     Ratification: Effect on Term Loan Agreement.  The terms and
                    -------------------------------------------
conditions of the Loan Agreements and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects, except that all references contained therein to "Revolving Credit Agreement" shall refer to the Revolving Credit Agreement as modified by this Second Modification and any reference to $40,000,000 contained therein shall refer to $45,000,000. To the extent that any of the amendments of the Revolving Credit Agreement contained in this Second Modification are amendments of provisions which are incorporated by reference in the Term Loan Agreement, the Term Loan Agreement shall be deemed to be similarly amended.

     SECTION 8. Representations and Warranties.  The Borrower represents
                ------------------------------
warrants to, and agrees with, the Agent and the Lenders and for the benefit of First Union that (i) it has no defenses, set-offs, or counterclaims of any kind or nature whatsoever against the Agent, the Lenders or First Union with respect to the Obligations, any of the agreements among the parties hereto, including, without limitation, the obligations of the Borrower under the Loan Agreements, the Notes, this Second Modification or any other Loan Document, or any action previously taken or not taken by the Agent or any Lender with respect thereto or with respect to any Lien or Collateral in connection therewith to secure the Obligations, and (ii) this Second Modification has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed by a duly authorized officer of each entity comprising the Borrower, and constitutes the valid and binding obligation of the Borrower, enforceable against each entity comprising the Borrower in accordance with the terms hereof.

     SECTION 9.     Loan Agreement Representations and Warranties.  The Borrower
                    ---------------------------------------------
hereby certifies that the representations and warranties contained in the Loan Agreements, as amended herein, continue to be true and correct and that no Event of Default, or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default has occurred.

     SECTION 10.    Conditions Precedent to Effectiveness of Modification.  It
                    -----------------------------------------------------
shall be a condition precedent to the effectiveness of this Second Modification that the Borrower shall have complied with each of the following:

     (a)  Executed Documents.  The Agent shall have received executed originals
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of (i) this Second Modification together with the Consent attached hereto, (ii)
Revolving Credit Notes in favor of each of the Lenders and (iii) recorded modifications of the Mortgages.

     (b)  Certificates of Secretaries of the Borrower and Guarantors.  The Agent
          ----------------------------------------------------------
shall have received a certificate of the Secretary or an Assistant Secretary of each entity comprising the Borrower and of each Guarantor, certifying (a) with respect to each such Guarantor, that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors and sole shareholder of such Guarantor authorizing the execution, delivery and performance by such Guarantor of this Second Modification, (b) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of each entity comprising the Borrower authorizing the execution delivery and performance of this Second Modification by such entity; and (c) as to the incumbency and genuineness of the signature of each officer of the Borrower and each Guarantor executing this Second Modification and any other documents executed in connection therewith.

     (c)  Certificate of Borrower.  The Agent shall have received a certificate
          -----------------------
from each entity comprising the Borrower, signed by the Chief Executive Officer and Secretary of such entity, in form and substance satisfactory to the Agent and its special counsel, to the effect that all representations and warranties of the Borrower contained in this Second Modification are true, correct and complete as of the Effective Date; that the Borrower is not in violation of any of the covenants contained in any of the Loan Documents to which it is a party; that, giving effect to the transactions contemplated by this Second Modification, no Event of Default or any event or condition which with notice, lapse of time, or both would constitute such an Event of Default, has occurred and is continuing; and that the Borrower has satisfied each of the closing conditions set forth in this Section 9.
                             ---------

     (d)  Opinion of Counsel to the Borrower.  The Agent shall have received the
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opinion of counsel for the Borrower dated the Effective Date, as to the transactions contemplated by this Second Modification, in form and substance satisfactory to the Agent and its special counsel.

     SECTION 11.  Modication to Foreign Exchange Agreement.  The Borrower and
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FUCC hereby agree to modify the Foreign Exchange Agreement as follows: (a) all references to the "Credit Agreement" contained therein shall refer to the Revolving Credit Agreement as modified pursuant to this Second Modification, (b) the reference to "$40,000,000" contained in the third WHEREAS paragraph on page 1 shall be changed to "$45,000,000" and (c) the reference to "Five Hundred Thousand Dollars ($500,000)" in Section 3 on page 2 shall be changed to "One Million Dollars ($1,000,000)."

     SECTION 12.  Fees.  The Borrower agrees to pay to the Agent, for the
                  ----
ratable benefit of the Lenders, a fee on the date of this Second Modification in an amount equal to $25,000.00. The Borrower also agrees to pay to the Agent, for the ratable benefit of the Lenders, a fee on February 15, 1999 in an amount equal to $5,000.00.

     SECTION 13.  Payment of Expenses.  Borrower agrees to pay, upon receipt of
                  -------------------
an invoice therefor, all fees and expenses of separate legal counsel for the Agent and the Lenders in connection with the preparation, negotiation or execution of this Second Modification.

     SECTION 14.  Counterparts  This Second Modification may be executed in any
                  ------------
number of counterparts which, when taken together, shall constitute one original.

     SECTION 15.  Governing Law:  Severability.  This Second Modification shall
                  ----------------------------
be governed by, and construed and interpreted in accordance with, the law of the State of Florida. Wherever possible, each provision of this Second Modification shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Second Modification shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Second Modification.

     SECTION 16.  WAIVER OF TRIAL BY JURY.  EACH OF THE BORROWER, THE AGENT AND
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THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVES
THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECOND MODIFICATION, THE LOAN AGREEMENTS OR ANY OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT OF THE PARTIES TO ENTER INTO THIS SECOND MODIFICATION.

     SECTION 17.  Titles.  The section titles contained in this Second
                  ------
Modification are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Second Modification.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Modification to be executed as of the date first above written.

                                   BORROWER:

                                   DIXON TICONDEROGA COMPANY,
                                   a Delaware corporation

                                   By:   /s/  Gino N. Pala
                                         ---------------------------

                                   Title:     President & CEO
                                         ---------------------------

                                   DIXON TICONDEROGA INC.,
                                   an Ontario corporation

                                   By:   /s/  Gino N. Pala
                                         ---------------------------

                                   Title:     Chairman
                                         ---------------------------

                                   AGENT:

                                   FIRST UNION COMMERCIAL CORPORATION,
                                   a North Carolina corporation, as Agent

                                   By :  /s/  Kim Carpenter
                                         --------------------------

                                   Title:     Vice President
                                         --------------------------

                                   LENDERS:

                                   FIRST UNION COMMERCIAL CORPORATION,
                                   a North Carolina corporation, as Agent

                                   By:   /s/  Kim Carpenter
                                         ---------------------------
                                         Vice President
                                         ---------------------------


                                   BANKBOSTON, N.A.,
                                   a national banking association

                                   By:   /s/  Randall Parrish
                                         ---------------------------
                                         Vice President
                                         ---------------------------


                                   NATIONAL BANK OF CANADA,
                                   a Canadian chartered bank

                                   By:
                                         ---------------------------
                                   Name:
                                         ---------------------------
                                   Title:
                                         ---------------------------

                                    CONSENT

     This Consent (the "Consent"), dated May 19, 1998, is delivered in connection with the Second Modification of Amended and Restated Revolving Credit Loan and Security Agreement, dated as of the date hereof (the "Second Modification"). Each of the undersigned hereby confirms and agrees that the Guaranty previously executed by it is, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that upon the effectiveness of, and on and after the date of, the Second Modification, all references in each Guaranty to the "Revolving Credit Agreement" shall mean the Revolving Credit Agreement as modified by the Second Modification and any reference to "$40,000,000" shall refer to "$45,000,000".

                              DIXON TICONDEROGA INC.

                              By:    /s/  Gino N. Pala
                                     ---------------------------

                              Title:      Chairman
                                     ---------------------------


                              DIXON EUROPE, LIMITED

                              By:   /s/  Gino N. Pala
                                    ---------------------------

                              Title:     Chairman
                                    ---------------------------


                              BRYN MAWR OCEAN RESORTS, INC.

                              By:   /s/  Gino N. Pala
                                    --------------------------

                              Title:     President
                                    --------------------------


                              TICONDEROGA GRAPHITE INC.

                              By:  /s/  Gino N. Pala
                                   ---------------------------

                              Title:    President
                                    --------------------------

                              GRUPO DIXON, S.A. de C.V.

                              By:   /s/  Gino N. Pala
                                    ---------------------------

                              Title:     Chairman
                                    ---------------------------


                              VINCI de MEXICO, S.A. de C.V.

                              By:   /s/  Gino N. Pala
                                    ---------------------------

                              Title:     Chairman
                                    ---------------------------


                              VINCI de MEXICO MANUFACTURERS, S.A.
                                 de C.V.

                              By:   /s/  Gino N. Pala
                                    ---------------------------

                              Title:     Chairman
                                    ---------------------------


                              COMMERCIAL DIXON, S.A. de C.V.

                              By:   /s/  Gino N. Pala
                                    ---------------------------

                              Title:     Chairman
                                    ---------------------------


                              SERVICIOS DIXON, S.A. de C.V.

                              By:   /s/  Gino N. Pala
                                    ---------------------------

                              Title:     Chairman
                                    ---------------------------